November 18, 2019

GATOR FINANCIAL FUND

GFFIX

a series of the

Gator Series Trust

Supplement to Prospectus dated July 26, 2019

The following is added to the Principal Risk of Investing in the Fund immediately prior to the “Performance” paragraph on page 4 of the Prospectus:

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Large Shareholder Risk. To the extent that a large portion of the shares of the Fund are held by a small number of shareholders (or a single shareholder), including proprietary accounts of the Adviser or its affiliates, the Fund is subject to the risk that those shareholders may purchase or redeem a large amount of shares of the Fund. To satisfy such large shareholder redemptions, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. In addition, large purchases of Fund shares could adversely affect the Fund’s performance to the extent that the Fund does not immediately invest cash it receives and therefore holds more cash than it ordinarily would. Large shareholder activity could also generate increased transaction costs and cause adverse tax consequences. These transactions could adversely affect the ability of the Fund to conduct its investment program.

If you have any questions regarding the Fund, please call 1-855-270-2678.

Investors Should Retain this Supplement for Future Reference

US2008 16150061 1